UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2005

                     AVALON DIGITAL MARKETING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      000-28406              77-0511097
           --------                      ---------              ----------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)

                        5255 N. Edgewood Drive, Suite 250
                                Provo, Utah 84604
                    (Address of Principal Executive Offices)

                              --------------------


                                 (801) 225-7073
              (Registrant's telephone number, including area code)

                              --------------------


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Director and Principal Officer; Election of Director;
              ------------------------------------------------------------------
              Appointment of Principal Officer.
              ---------------------------------

         On April 21, 2005, Avalon Digital Marketing Systems, Inc. (the "Company") announced the appointment of Daniel D. Walter as Chief Executive Officer of the Company. Mr. Walter replaces Tyler Thompson as Chief Executive Officer of the Company. Mr. Thompson will continue to serve as President of the Company. Mr. Walter has also been appointed as director of the Company. The Company also announced the resignation of David M. Smith as a director of the Company. Messrs. Robert Webber, William Zang, Tyler Thompson and Charles Matteson will continue as directors of the Company.

         There are no familial relationships between Mr. Walter and any other director or executive officer of the Company. Since the beginning of the Company's last fiscal year, there have been no transactions, or series of transactions between Mr. Walter or any member of his immediate family and the Company in which the amount involved exceeded $60,000 and in which Mr. Walter or his immediate family has, or will have, a direct or indirect material interest.

         Mr. Walter previously was a founder of SouthPointe Digital and e-DocumentVault.com and has over 20 years of management and entrepreneurial experience with the past 15 years being in Senior Management in the call center and litigation support environments. Mr. Walter was formerly, Executive Vice President and CBDO for Focus Legal Solutions, a litigation support company where he was instrumental in charting their business service offerings from a local law firm basis into large Fortune 500 corporate legal department offerings. Previous to that Mr. Walter was with CRM Solutions where he was Executive Vice President and consultant for the company's large call center clients in sales and business development. Prior to that Mr. Walter was a co-founder and Executive Vice President of Webhelp where he built the sales from a start-up to a company with 1,500 employees. Mr. Walter co-founded Webhelp after having been a Corporate Senior Vice President over Global Business Development and Global Chairman of the Telecommunications Industry segment worldwide and a member of the Office of the President for SITEL Corporation, (NYSE: SWW) a public company. While at SITEL, Mr. Walter was instrumental in building the company sales from less than $15 million to over $750 million with personal sales totaling in excess of $1.5+/- billion of services for long term, high-value contracts with large global companies. Mr. Walter attended the University of Nebraska at Omaha, majoring in Real Estate, Marketing and Finance.

         A copy of the press release issued by the Company on April 21, 2005 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

(c)      Exhibits

Exhibit Number    Description
--------------    -----------

99.1               Avalon Digital Marketing Systems, Inc.
                   Press Release dated April 21, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2005                    Avalon Digital Marketing Systems, Inc.



                                        By:     /s/Daniel Walter
                                        Name:   Daniel Walter
                                        Its:    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1               Avalon Digital Marketing Systems, Inc.
                   Press Release dated April 21, 2005.